Filed under Rule 497(e)
Registration No. 002-83631

VALIC Company I

Health Sciences Fund

(the “Fund”)

Supplement dated February 24, 2016, to the Fund’s

Prospectus dated October 1, 2015, as amended

In the section entitled “Fund Summary: Health Sciences Fund – Investment Adviser,” the portfolio manager disclosure with respect to T. Rowe Price Associates, Inc. is supplemented as follows:

Effective April 1, 2016, Ziad Bakri will join Taymour R. Tamaddon as the Fund’s co-portfolio manager and co-chairman of the Fund’s investment advisory committee. Mr. Bakri jointed T. Rowe Price in 2011. Effective July 1, 2016, Mr. Tamaddon will step down as portfolio manager, and Mr. Bakri will become the Fund’s sole portfolio manager and chairman of the Fund’s investment advisory committee.

In the section entitled “Management –Investment Sub-Advisers,” the third paragraph under the heading “T. Rowe Price Associates, Inc.” is supplemented as follows:

Effective April 1, 2016, Ziad Bakri will join Taymour R. Tamaddon as co-chairman of the Fund’s investment advisory committee. Mr. Bakri joined T. Rowe Price in 2011 and his investment experience dates from 2005. Since joining T. Rowe Price, Mr. Bakri has served as an investment analyst covering the healthcare sector. Prior to joining T. Rowe Price, he was an equity research analyst with Cowen and Company and an investment banking analyst with Merrill Lynch. Effective July 1, 2016, Mr. Tammaddon will step down as co-chairman of the committee, and Mr. Bakri will serve as sole chairman of the committee.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Version: AGL 33